Statement of Additional Information Supplement

John Hancock Funds II (the Trust)

Small Cap Growth Fund (the fund)

Supplement dated October 3, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective on or about November 29, 2023 (the “Effective Date”), the following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.

At its meeting held on September 26-28, 2023, the Board of Trustees of the Trust (the Board) approved changes to the fund’s subadvisory arrangements such that Axiom Investors LLC (Axiom) will be the sole subadvisor to the fund. Accordingly, as of the Effective Date, all references to Redwood Investments and its portfolio managers as part of the fund’s portfolio management team will be removed from the SAI.

In connection with the Board actions described above, the fund’s name will be changed, as of the Effective Date, to Small Cap Dynamic Growth Fund, and all references to Small Cap Growth Fund will be changed to reflect the fund’s new name.

As of the Effective Date, Matthew Franco, CFA and David Kim, CFA will be added as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

As of the Effective Date, the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” will be amended and supplemented to include Axiom as the subadvisor of the fund, as it specifically relates to the fund’s portfolio managers, as follows:

AXIOM INVESTORS LLC (“Axiom”)

Small Cap Dynamic Growth Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Matthew Franco, CFA, and David Kim, CFA, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information as of August 31, 2023:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Matthew Franco, CFA	2	$134.09	7	$537.83	7	$491.40
David Kim, CFA	2	$134.09	11	$3,549.66	5	$270.71

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Matthew Franco, CFA	0	$0.00	2	$100.87	0	$0.00
David Kim, CFA	0	$0.00	2	$100.87	0	$0.00

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Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of August 31, 2023. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. The portfolio manager’s ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Small Cap Dynamic Growth Fund
Matthew Franco, CFA	$100,001–$500,000
David Kim, CFA	$500,001–$1,000,000

[1]	As of August 31, 2023, Matthew Franco, CFA and David Kim, CFA beneficially owned $0 and $0, respectively, of the fund.

POTENTIAL CONFLICTS OF INTEREST

Axiom conducts an annual review of our business practices to identify those that might pose a conflict of interest between Axiom and its clients. The firm has adopted policies and procedures designed to mitigate any potential conflicts of interest. The Chief Compliance Officer assures that all relevant disclosure concerning potential conflicts of interest are included in Form ADV, and will review existing policies and procedures designed to address such conflicts and will develop and implement additional policies and procedures, as needed. Axiom summarizes the results of the annual Conflicts of Interest review in the annual review of policies and procedures in accordance with Rule 206(4)-7.

COMPENSATION

All employees receive a competitive base salary and bonus. Bonuses are a function of overall firm performance as well as individual contribution to that performance. In addition, as the firm is 100% employee-owned, the opportunity to participate in the ownership through direct equity is offered to key contributors.

Portfolio Manager Compensation Structure: Base salary, equity partnership (all PMs are partners), and bonus. A percentage of the bonus is in the form of deferred compensation on a vesting schedule. Axiom’s portfolio managers have a mandatory investment in the strategies they manage that are 100% vested after a 5-year period.

Analyst Compensation Structure: Base salary, equity partnership (if applicable), and bonus. A percentage of the analysts’ discretionary bonus comes in the form of deferred compensation on a vesting schedule. Axiom is committed to providing a pathway for senior analysts to become partners of the firm and share in the long term economics which further aligns interests and best practices.

You should read this supplement in conjunction with the SAI and retain it for your future reference.